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                                                         SEC File Nos. 033-36962
                                                                       811-06175


                               ECLIPSE FUNDS INC.

                         Eclipse Tax-Managed Equity Fund

                       Supplement dated December 19, 2003
       to the Prospectus for No-Load Class and Service Class shares dated March 1, 2003 and to the Prospectus for L Class shares dated March 1, 2003


         The Board of Directors of Eclipse Funds Inc. (the "Company") has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the Eclipse Tax-Managed Equity Fund ("Fund"), effective December 24, 2003. Management's recommendation to the Board to approve the Plan was based on the failure of the Fund to reach expected asset levels, making it difficult to operate the Fund efficiently. As a result, the Board of Directors has concluded that it is in the best interests of shareholders to liquidate the Fund.

         In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Company's distributor to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other Eclipse Funds until the liquidation.

         It is anticipated that the Fund will liquidate no later than December 31, 2003. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.



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